UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

VARIAN MEDICAL SYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

SIEMENS HEALTHINEERS AG

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

One STEP Two LEAPS Siemens Healthineers AG plans to acquire Varian Medical Systems, Inc. Dr. Bernd Montag, CEO | Dr. Jochen Schmitz, CFO Aug 2, 2020

Safe HarbourStatement This presentation has been prepared solely for use at this meeting. This material is given in conjunction with an oral presentation and should not be taken out of context. By attending the meeting where this presentation is held or accessing this presentation, you agree to be bound by the following limitations. This presentation has been prepared for information purposes only and the information contained herein (unless otherwise indicated) has been provided by Siemens Healthineers AG. It does not constitute or form part of, and should not be construed as, an offer of, a solicitation of an offer to buy, or an invitation to subscribe for, underwrite or otherwise acquire, any securities of Siemens Healthineers AG or any existing or future member of the Siemens Healthineers Group (the “Group”) or Siemens AG, nor should it or any part of it form the basis of, or be relied on in connection with, any contract to purchase or subscribe for any securities of Siemens Healthineers AG, any member of the Group or Siemens AG or with any other contract or commitment whatsoever. This presentation does not constitute a prospectus in whole or in part, and any decision to invest in securities should be made solely on the basis of the information to be contained in a prospectus and on an independent analysis of the information contained therein. Any assumptions, views or opinions (including statements, projections, forecasts or other forward-looking statements) contained in this presentation represent the assumptions, views or opinions of Siemens Healthineers AG, unless otherwise indicated, as of the date indicated and are subject to change without notice. All information not separately sourced is from internal company data and estimates. Any data relating to past performance contained herein is no indication as to future performance. The information in this presentation is not intended to predict actual results, and no assurances are given with respect thereto. The information contained in this presentation has not been independently verified, and no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information contained herein and no reliance should be placed on it. None of Siemens Healthineers AG or any of its affiliates, advisers, affiliated persons or any other person accept any liability for any loss howsoever arising (in negligence or otherwise), directly or indirectly, from this presentation or its contents or otherwise arising in connection with this presentation. This shall not,however, restrict or exclude or limit any duty or liability to a person under any applicable law or regulation of any jurisdiction which may not lawfully be disclaimed (including in relation to fraudulent misrepresentation). This document contains statements related to our future business and financial performance and future events or developments involving Siemens Healthineers that may constitute forward-looking statements. These statements may be identified by words such as “expect”, “forecast”, “anticipate”, “intend”, “plan”, “believe”, “seek”, “estimate”, “will”, “target” or words of similar meaning. We may also make forward-looking statements in other reports, in presentations, in material delivered to shareholders and in press releases. In addition, our representatives may from time to time make oral forward-looking statements. Such statements are based on the current expectations and certain assumptions of Siemens Healthineers’ management, of which many are beyond Siemens Healthineers’ control. As they relate to future events or developments, these statements are subject to various risks, uncertainties and factors, including, but not limited to those described in the respective disclosures. Should one or more of these risks, uncertainties or factors materialize, or should underlying expectations not occur or assumptions prove incorrect, actual results, performance or achievements of Siemens Healthineers may (negatively or positively) vary materially from those described explicitly or implicitly in the relevant forward-looking statement. All forward-looking statements refer to the date when they were made and Siemens Healthineers neither intends, nor assumes any obligation, unless required by law, to update or revise these forward-looking statements in light of developments which differ from those anticipated. This document includes – in the applicable financial reporting framework not clearly defined – supplemental financial measures (financial key performance indicators) that are or may be alternative performance measures (non-GAAP measures). These supplemental financial measures may have limitations as analytical tools and should not be viewed in isolation or as alternatives to measures of Siemens Healthineers’ net assets and financial positions or results of operations as presented in accordance with the applicable financial reporting framework in its half-year consolidated financial statements and consolidated financial statements. Other companies that report or describe similarly titled alternative performance measures may calculate them differently, which may therefore not be comparable. Please find further explanations regarding our financial key performance indicators in chapter „A.2 Financial performance system“ and in the notes to the consolidated financial statements note 29 “Segment information“ in the Annual Report 2019 of Siemens Healthineers. Additional information on reconciliations is also included in this presentation. These documents are available under the following internet link https://www.corporate.siemens-healthineers.com/investor-relations/presentations-financial-publications. As of beginning of fiscal year 2020, Siemens Healthineers applies the accounting standard IFRS 16, Leases. Comparative figures for the preceding fiscal year were not adjusted. Instead, the overall insignificant transition effects were recognized in equity as of October 1, 2019. Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures to which they refer. The information contained in this presentation is provided as of the date of this presentation and is subject to change without notice. Q3 FY2020 Unrestricted© Siemens Healthineers AG, 2020 l 2

Safe HarbourStatement ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. The proposed merger will be submitted to the stockholders of Varian for their consideration and approval. In connection with the proposed merger, Varian will file a preliminary proxy statement with the SEC. Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed or otherwise furnished to the stockholders of Varian. Before making any voting decision, Varian stockholders are urged to read the proxy statement in its entirety, when it becomes available, and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement, if any, because they will contain important information about the proposed merger and the parties to the proposed merger. This communication is not a substitute for the proxy statement or any other document that may be filed by Varian with the SEC. Varian investors and stockholders may obtain a free copy of documents filed by Varian with the SEC at the SEC’s website at www.sec.gov. In addition, Varian investors and stockholders may obtain a free copy of Varian’s filings with the SEC from Varian’s website at http://investors.varian.com/SECfilings or by directing a request by mail or telephone to: 3100 Hansen Way, Palo Alto, CA 94304-1038, United States, F: +1(650)493-4000. PARTICIPANTS IN THE SOLICITATION Siemens Healthineers and Varian and their respective directors and executive officers may be deemed to be participants in thesolicitation of proxies from the stockholders of Varian in respect of the proposed transactions contemplated by the proxy statement. Information regarding Varian’s directors and executive officers is contained in Varian’s Annual Report on Form10-K for the year ended September 27, 2019 and in the proxy statement for Varian’s 2020 annual meeting of stockholders on Schedule 14A, dated December 20, 2019, both of which are filed with the SEC. Additional information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of Varian in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC, free copies of which may be obtained as described in the preceding paragraph. To the extent holdings of Varian’s securities by Varian’s directors and executive officers change since the amounts set forth in the proxy statement for Varian’s 2020 annual meeting of stockholders or in the proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed withthe SEC. Q3 FY2020 Unrestricted© Siemens Healthineers AG, 2020 l 3

Strategic priorities: Capture short-term potential and ensure market leadership beyond 2025 Mid-term and beyond as of Capital Market Day, January 2018 Mid-term New growth 2017-19 Upgrading Reinforcing Strategic Drive profitable growth Tap into adjacent “Market leadership 2025” posture in core business growth markets Strategic • Significant next generation Precision Therapy of priorities product and platform medicine tomorrow launches (e.g. Atellica) Digital, data Patient journey Technology enabled and AI stewardship services • Structural cost savings … move into Accompanied and supported by Siemens as a long-term shareholder Q3 FY2020 Unrestricted© Siemens Healthineers AG, 2020 l 4

Varian‘s strategy as of Q2 comm, May 2020 Q3 FY2020 Unrestricted© Siemens Healthineers AG, 2020 l 5

Our strategies follow the same logic Q3 FY2020 Unrestricted© Siemens Healthineers AG, 2020 l 6

OneSTEP – TwoLEAPS A leap in cancer care A leap in impact (through a combination with Siemens Healthineers) (through a combination with Varian) Q3 FY2020 Unrestricted© Siemens Healthineers AG, 2020 l 7

OneSTEP – TwoLEAPS: Benefitting from each others’ strengths A leap in cancer care A leap in impact â–ª Most comprehensive portfolio along the complete â–ª Holistic partner for the entire customer spectrum cancer pathway all major diseases â–ª Most comprehensive portfolio for â–ª Accelerated digital & AI-enriched offerings enabling Further improved scale in sales, service, R&D and â–ª precision medicine production network â–ª Access to significantly broader sales, service, R&D and production network Q3 FY2020 Unrestricted© Siemens Healthineers AG, 2020 l 8

One STEP –Two LEAPS: Creating value for… A leap in cancer care A leap in impact The right treatment at the right time for all major …patients Less fear and uncertainty for cancer patients diseases …customers Next level of cancer care One partner for all major clinical pathways Broader access to diagnosis & treatments at lower cost, …societies Strong ally in turning cancer into a manageable disease saving millions of lives …employees Company with inspiring purpose geared towards sustainable value creation …shareholders Immediately enhanced growth profile and unique synergy potential thereafter Q3 FY2020 Unrestricted© Siemens Healthineers AG, 2020 l 9

Cancer care is a clear growth market – driven by demographics

SIEMENS Healthineers

as of JPM conf., January 2020

Global cancer burden is rising



14M
cases
25M
cases
2010
2030
= 500,000
= no access to care



~22,000*
Linacs needed by 2035, with greatest need in low and mid-income countries

90%
of patients don't have access to RT in low income countries





~150K
RT specialists needed globally by 2035

varian

*8,700 new machines plus 13,100 replacements = 21,800 additional machines needed
Source: Expanding global access to radiotherapy. Lancet Oncol. Vol 16, Sept. 2015

Future market



+6 to +10%
CAGR1

$20bn+
addressable market size[1]

Source: Varian company information
1 Total addressable market in the future as disclosed by Varian, November 2019; CAGR company estimate

Q3 FY2020
Unrestricted © Siemens Healthineers AG, 2020
| 10

70 years of leadership in medical technology have built a medtech champion

SIEMENS Healthineers

Key highlights

8% 3Y oncology order CAGR	**$3.2bn** Revenue FY19
11% Revenue CAGR FY17 - FY19	**16.5%** Operating margin FY17 - FY19
>50% Market share in radiation therapy	**$1.5bn** Investment in innovation over 4 years[1]
8.6k Linac installs	**5.5k** Software installs

Revenue contribution (FY19)



Software
18%
Equipment
47%
Service
35%



APAC
19%
Americas
47%
EMEA
33%

A differentiated model – Agile, Transformative, Visionary

Expanding from radiotherapy to **multi-disciplinary cancer care in the cloud**



The cancer operating platform of the future

Leveraging the **largest linac installed base globally** to drive **recurring** software and services revenue



47% service revenues in Oncology systems

Expanding into high growth, high margin businesses, **further recurring potential** with expansion to "Oncology as a service"

CTSI

endocare

Winning in emerging markets

~55% market share China

~75% market share India

Disruptive potential from innovation, e.g. world's 1st AI powered adaptive therapy solution with Ethos Therapy™



ETHOS

Source: Varian company information

1 Total organic and inorganic investment over 4 years

Q3 FY2020

Unrestricted © Siemens Healthineers AG, 2020 I 11

A leap in cancer care

SIEMENS Healthineers

Novel cutting-edge intelligent therapy ...


SIEMENS Healthineers
Imaging and robotics
varian
Therapy

Comprehensive digital ecosystem ...


Varian Velocity
Varian Eclipse
Varian InSightive
Varian ARIA
Varian Noona
SIEMENS Healthineers


SIEMENS Healthineers
varian

Building on the proven EnVision partnership for more comprehensive and intelligent cancer care

... to re-define cancer care

- Leveraging the lead in **diagnosis, targeted** and **personalized** therapies and **AI**
- Developing an unmatched **clinical and operational portfolio** for precision oncology
- Making state of the art care **accessible and affordable**

... to drive digital transformation

- Uniquely positioned for the **digital transformation** in oncology
- Making **patient-sensing** and **therapy data** available throughout the **pathway**
- Bringing **AI** to **clinical decision making** and **care management**
- Developing a **patient-centric, end-to-end digital ecosystem**

Source: Varian company information

Q3 FY2020
Unrestricted © Siemens Healthineers AG, 2020
I 12

A leap in impact – Shaping the future of healthcare

SIEMENS Healthineers

Shared values

Shared history of innovation leadership:
>70 years at Varian and >120 years at Siemens Healthineers

Purpose driven to innovate, to help physicians and to improve quality and access to care

Pride in innovation close to thought leaders

Cultural fit

Combining scale

Combining footprints in **>70 countries**

10,000 Varian employees + 54,000 Healthineers

>4 mio. patients p.a. touched by Varian products, **240,000 patients examined per hour** on Siemens Healthineers products

Scale synergies

Unique customer proximity

Addressing more departments and C-level at healthcare providers

Strongly growing service franchise at Varian reinforced by Siemens Healthineers unique global service network; boost **digital service delivery**

Leveraging **strong position** in **high growth markets**

Revenue synergies

Joint innovation power

$1.5bn total investment in innovation[1] joining **highest R&D intensity** in the industry

>1,000 Varian R&D engineers joining **>9,000** Siemens Healthineers R&D employees

>120 active clinical collaborations at Varian joining **>90% of global top 100 providers partnering** with Siemens Healthineers

Innovation synergies

Source: Varian company information
1 Total organic and inorganic investment over 4 years

Q3 FY2020
Unrestricted © Siemens Healthineers AG, 2020 I 13

Immediately enhanced growth profile and unique synergy potential thereafter Revenue growth profile Synergy ramp-up (EBIT, €m) + Cost synergies Revenue synergies >300 above 5% growth p.a. time Closing FY21 FY23 FY25 FY27 Immediately accretive to Siemens Healthineers >€300m EBIT synergies in FY25 – further significant growth profile increase thereafter Note: graphsareindicative only Q3 FY2020 Unrestricted© Siemens Healthineers AG, 2020 l 14

An attractive transaction delivers shareholder value â–ª Acquisition of 100% of shares outstanding of Varian(NYSE: VAR) for $177.50 per share Key terms – Purchase price of $16.4 billion (equity value) – 100% cash consideration Returns â–ª Attractive growth, margin and return profile being accretive to adjusted EPS1 in first 12 months post closing â–ª Estimated to generate at least €300 million of EBIT synergies p.a. in fiscal year 2025; mix of revenue and cost synergies, Synergies with revenue synergies representing a material portion of synergies over time â–ª Expect material benefit from synergies beginning in year 2 post closing â–ª Fully committed bridge facility of €15.2 billion in place â–ª Permanent financing / bridge take-out through combination of new debt and equity Financing – Intention to finance up to approx. 50% of the transaction with new equity – New equity issued by Siemens Healthineers AG will significantly increase free float and presumably trading volumes – New debt to be issued at Siemens AG level and passed on to Siemens Healthineers via loans at market conditions Leverage â–ª Leverage within investment grade-like territory with rapid deleveraging through highly cash-generative combined business â–ª Varian’s board fully supports the acquisition proposal Path to â–ª Customary closing conditions: Receipt of Varian’s shareholder approval and applicable regulatory approvals completion â–ª Expected to be completed in the first half of CY2021 Q3 FY2020 1 before PPA effects, transaction, integration, retention and restructuring costs Unrestricted© Siemens Healthineers AG, 2020 l 15

Q3 results

Siemens Healthineers shows resilient performance despite COVID-19 pandemic

SIEMENS Healthineers

- **Q3 comparable[1] revenue down by -6.9%** due to COVID-19 impacts
- **Revenue decline[1]** in **Imaging** with **-3.3%** and **Advanced Therapies** with **-1.8%**; service continues to hold up well
- **Equipment book-to-bill of 0.94** in Q3
- **Diagnostics** with **-15.9% revenue decline[1]** due to reduced testing for routine care, significantly impacting margin
- **Adjusted EBIT margin at 13.9%,** -120 bps y-o-y
- **Adjusted basic earnings per share** of €0.30, **-21% y-o-y**
- **Free cash flow +48%** versus prior year quarter
- **Outlook for FY2020:**
  Comparable[1] revenue growth expected to be broadly flat
  Adjusted basic EPS expected between €1.54 and €1.62

1 Y-o-y on a comparable basis, excluding currency translation and portfolio effects

Q3 FY2020
Unrestricted © Siemens Healthineers AG, 2020
I 17

Testing and examination volumes have largely recovered from trough levels

SIEMENS Healthineers

Central lab test volumes[1]

China


Typical level
# of tests
0
35,000
COVID-19 cases
0
Jan
Feb
Mar
Apr
May
Jun

USA & Canada


Typical level
# of tests
0
350,000
COVID-19 cases[4]
0
Jan
Feb
Mar
Apr
May
Jun
New COVID-19 cases per week[3]
Number of patient tests

Magnetic resonance exams[2]

China


Typical level
# of exams
0
35,000
COVID-19 cases
0
Jan
Feb
Mar
Apr
May
Jun

USA


Typical level
# of exams
0
350,000
COVID-19 cases
0
Jan
Feb
Mar
Apr
May
Jun
New COVID-19 cases per week[3]
Number of MR exams

1 Data limited to certain Siemens Healthineers instruments connected to Smart Remote Services, which may not be representative of overall testing across all instruments and all sites in the respective location | 2 Based on connected Siemens Healthineers equipment | 3 Source: Johns Hopkins University | 4 USA only

Q3 FY2020
Unrestricted © Siemens Healthineers AG, 2020 | 18

COVID-19 pandemic with regionally diverse impact

SIEMENS Healthineers

Americas

- With pandemic still in acute state, investment decisions held back by uncertainty
- Recovering imaging and diagnostic testing volumes not yet turning sentiment

Revenue growth (Q1-Q3)[1]



Q1
Q2
Q3
Equipment
Services
DX (reagents)

EMEA

- Improving market conditions with positive equipment order momentum
- Diagnostics has reached trough; equipment and services held up well

Revenue growth (Q1-Q3)[1]



Q1
Q2
Q3
Equipment
Services
DX (reagents)

Asia, Australia

- Strong differences among the countries in Asia / Australia
- China with positive signs of recovery due to rapid progress on fighting COVID-19

Revenue growth (Q1-Q3)[1]



Q1
Q2
Q3
Equipment
Services
DX (reagents)

1 Y-o-y on a comparable basis, excluding currency translation and portfolio effects
Note: Indicative graph on revenue growth

Q3 FY2020
Unrestricted © Siemens Healthineers AG, 2020
I 19

Resilient portfolio limits negative impacts from COVID-19 crisis

SIEMENS Healthineers

Revenue (€m)



Comparable Growth[1]
-6.9%
3,569
3,312
Q3 FY2019
Q3 FY2020

- Revenue declined due to COVID-19 headwinds
- Imaging and Advanced Therapies with resilient performance especially due to largely stable service business
- Americas with -10% y-o-y due to COVID-19 crisis peaking in the U.S.
- EMEA and Asia, Australia with -5% y-o-y, revenues ranging between declines in the teens and flattish developments, e.g. China

Adjusted basic earnings per share (€)



Net Income (€m)
353
271
Y-o-Y
-21%
0.38
0.30
Q3 FY2019
Q3 FY2020

- Adj. basic EPS down 21% y-o-y on declined revenue
- Adj. EBIT margin with muted margin contraction on declining revenue due to stringent cost management and positive mix
- Financial expenses net down y-o-y
- Tax-rate with 33% temporarily up versus relatively low PYQ (tax-rate Q3 FY19: 24%)

1 Y-o-y on a comparable basis, excluding currency translation and portfolio effects

Q3 FY2020
Unrestricted © Siemens Healthineers AG, 2020
I 20

DiagnosticsmostdirectlyexposedtoCOVID-19 impactson healthcaresystems Imaging (€m) Diagnostics (€m) Advanced Therapies (€m) Comparable -3.3% -15.9% Growth1 -1.8% Revenue 2,186 2,113 1,043 869 378 372 Q3 FY2019 Q3 FY2020 Q3 FY2019 Q3 FY2020 Q3 FY2019 Q3 FY2020 Margin Y-o-Y +210 bps -1090 bps -70 bps 76 Adj. EBIT 447 65 417 (7.3%) 62 (margin) (21.2%) (17.3%) (19.1%) -32 (16.6%) (-3.6%) Q3 FY2019 Q3 FY2020 Q3 FY2019 Q3 FY2020 Q3 FY2019 Q3 FY2020 • Moderate revenue decline in Q3 • Revenue significantly down y-o-y on • Modest decline in Q3 thanks to solid due to largely stable service business, declining reagent volumes, slightly backlog conversion CT2 continued to grow compensated by COVID-19 related tests • Margin y-o-y slightly down, with dilution • Margin y-o-y up due to stringent cost • Lower reagent revenue share drives from Corindusmuted by stringent cost management and positive mix, margin significantly down y-o-y, management overcompensating negative conversion muted by stringent cost management Q3 FY2020 1 Y-o-y on a comparable basis, excluding currency translation and portfolio effects | 2 Computed Tomography Unrestricted© Siemens Healthineers AG, 2020 l 21

Financial framework continues to be very healthy

SIEMENS Healthineers

Resilient Cash Generation (€m)

Cash conversion rate[2]

Free Cash Flow pre-tax[1]



0.50
0.75
+35%
790
1,065
Q1 - Q3 FY2019
Q1 - Q3 FY2020

- Resilient business with healthy cash generation
- No material customer defaults in Q3
- Good FCF generation above previous year level, with strong cash collection

Healthy Balance Sheet (€bn)

Leverage[3]

Net debt incl. pension



1.6x
2.1x
4.4
6.1
30-Jun-2019
30-Jun-2020

- Strong balance sheet unaffected by the crisis
- Net debt of €6.1 bn, therein €5.0 bn loan volume with balanced maturity profile between FY2021 and FY2046
- Net debt in FY2020 includes increase of ~€0.4 bn from IFRS16 effect
- Net debt now includes two acquisitions and raised dividend pay-out
- Provisions for pensions remain stable in volatile financial markets

1 Cash flow in FY2020 includes increase in the double-digit mio. range due to IFRS16
2 CCR=Free Cash Flow pre tax/Healthineers EBIT
3 Leverage is net debt incl. pension over EBITDA rolling four quarters

Q3 FY2020
Unrestricted © Siemens Healthineers AG, 2020 I 22

Full year outlook confirms resilience in continued challenging environment

SIEMENS Healthineers

Comparable[1] revenue growth Q1 – Q4 FY 2020


Q1
Q2
Q3
Equipment
Service
DX (reagents)

Full year 2020 outlook

- For the current fiscal year, we expect **broadly flat revenue growth** on a comparable[1] basis
- **Adjusted basic earnings** per share expected **between €1.54 and €1.62** (prior fiscal year: €1.70)

The outlook is based on the assumption that the current business environment, including the upward trend in testing for routine care that has been observed, will not deteriorate again, as well as on current exchange rate assumptions and on the current portfolio. In addition, it is assumed that there will be no material change in the valuation of share-based compensation programs that are tied to shares of Siemens AG.

1 Y-o-y on a comparable basis, excluding currency translation and portfolio effects

Q3 FY2020
Unrestricted © Siemens Healthineers AG, 2020 I 23

An exceptional team in extraordinary times #inthistogether Q3 FY2020 Unrestricted© Siemens Healthineers AG, 2020 l 24

Shaping the future of healthcare

Appendix Q3 FY2020 Unrestricted© Siemens Healthineers AG, 2020 l 26

Cash ConversionRate in Q3 FY2020 above1 Q3 Siemens Healthineers EBIT to Free Cash Flow (€m) Imaging 0.9 1 CCR Diagnostics <0 Adv. Therapies 2.0 CCR1 1.12 618’ 38’ 596’ -17’ -71’ 28’ 208’ -135’ 460’ 410’ -124’ 336’ Healthineers Amortization, EBITDA Change in Change in Add. to Other Operating Add. to Free Cash Income Free Cash EBIT depr.and fin. OWC³ other assets operating Cash Flow intangible Flow taxes Flow inc./exp., net2 & liabilities leases pre tax assets, PPE pre tax 1 CCR=Free Cash Flow pre tax/Healthineers EBIT 2 Amortization, depreciation and impairments (excl. PPA) and financial income/expenses, net from operations Q3 FY2020 3 OWC = Operating Working Capital Unrestricted© Siemens Healthineers AG, 2020 l 27

Q3 FY2020 reconciliations and KPIs for group and segments Q3 FY2020 Q3 FY2019 Diagnostics Advanced Diagnostics Advanced Healthineers Imaging Healthineers Imaging Position (€m) Therapies Therapies AdjustedEBIT 461 447 -32 62 539 417 76 65 therein adjusted for: Amortization of intangible -41 ——-33 — -assets acquired in business combinations therein adjusted for: Severance charges -9 -6 -1—-15 -11 -3—therein adjusted for: Acquisition-related — — — —transaction costs therein: Amortization, depreciation and 208 42 74 5 154 38 68 3 impairments (incl. PPA) EBITDA 618 483 41 66 645 444 141 68 Assets asofSep. 30th 2019 Assets 22,702 7,423 5,362 2,019 21,429 6,840 5,499 997 Free Cash Flow1 336 413 -97 119 227 387 -72 69 Q3 FY2020 1 Q3 FY2019 on segment level adjusted according to the definition of the adjusted EBIT Unrestricted© Siemens Healthineers AG, 2020 l 28

Q3 adjusted EBIT to net income and adj. basic EPS reconciliation

SIEMENS Healthineers

Position (€m)	Q3 FY2020	Q3 FY2019
Adjusted EBIT	461	539
therein adjusted for: Amortization of intangibles assets acquired in business combinations	-41	-33
therein adjusted for: Severance charges	-9	-15
therein adjusted for: Acquisition-related transaction costs	-	-
Financial income, net[1]	-7	-25
therein interest income	8	12
therein interest expenses	-21	-31
therein other financial income, net	6	-5
Income before income taxes	403	467
Income tax expenses	-131	-114
Net income	271	353
Non-controlling interest	2	5
Net income attributable to shareholders of Siemens Healthineers AG	270	348
Basic earnings per share (in €)[2]	0.27	0.35
Severance charges	0.01	0.01
Acquisition-related transaction costs		
Amortization of intangibles assets acquired in business combinations	0.03	0.02
Adjusted basic earnings per share (in €)	0.30	0.38

1 Financial income shown with positive and expenses with negative sign | 2 Earnings per share are computed by dividing net income attributable to the shareholders of Siemens Healthineers AG by the weighted average number of outstanding shares of Siemens Healthineers AG

Q3 FY2020
Unrestricted © Siemens Healthineers AG, 2020 I 29

Q3 balancesheet and net debt bridge Net debt overview Capital structure development in Q3 FY2020 (in €bn) in €bn Sep. 30th 2019 June 30th 2020 Leverage1 1.4x ³ 2.1x Cash and cash equivalents 0.9 0.6 6.1 1.0 Receivables from Siemens Group 0.7 0.4 (financial cash) 4.4 1.0 Short-term and long-term debt (0.1) (0.5) Pensions 1.0 Payables and other liabilities to 1.7 (4.4) (5.6) -1.0 Siemens Group (financial debt) 5.1 Net debt (2.9) (5.1) Net Debt 3.4 Provisions for pensions and similar (1.0) (1.0) obligations Net debt (incl. pensions) (4.0) (6.1) 01-Oct-192 CF from CF from CF from 30. June 20 operating act. investing act. financing act. and others Q3 FY2020 1 Leverage is net debt incl. pension over EBITDA rolling four quarters | 2 Opening balance includes effect from IFRS16 of €0.4 bn | 3 based on Sep. 30th 2019 Unrestricted© Siemens Healthineers AG, 2020 l 30

SHS loan maturity profile SHS loans with Siemens Group as of 30.06.2020 1 (in mio €) Comments 1,861 â–ª Total loan volume ~5 €bn equivalent Other 90 â–ª Average interest rate ~0.8% 3 EUR 1,5142 â–ª All maturities exceeding FY 2020 USD 1,000 Top 5 loans 884 2 Volume Interest 667 Currency Volume Maturity in € rate USD $1,689 €1,5142 0.26% 2 FY2027 7712 EUR €1,000 €1,000 0.25% 4 FY 2021 USD $990 €884 3.4% FY 2046 0 USD $859 €7712 -0.7% 2 FY 2021 FY 2020 FY 2021 FY 2023 FY 2027 FY 2046 USD $743 €6672 -0.2% 2 FY 2023 1 Maturity profile based on Fiscal Year start October 1 -translation to EUR according to spot rate as of Jun 30th 2020 2 USD loans addressed by SHS debt & capital restructuring project resulting in synthetic EUR debt; EUR volume and interest rate are calculated with underlying hedge rates Q3 FY2020 3 Average interest rate for FY20 after implementation of debt and capital restructuring project Unrestricted© Siemens Healthineers AG, 2020 l 31 4 Floating interest rate

Fundedstatusunchanged Q3 FY2020 Key financials – Pensions and similar obligations Q1 Q2 Q3 in €bn1 FY2017 FY2018 FY2019 FY2020 FY2020 FY2020 Defined benefit obligation (DBO)2 (4.1) (3.4) (3.8) (3.7) (3.6) (3.8) Fair value of plan assets2 2.4 2.6 2.8 2.8 2.6 2.8 Provisions for pensions and similar (1.7) (0.8) (1.0) (1.0) (1.0) (1.0) obligations Discount rate 2.8% 2.9% 1.8% 1.9% 2.2% 1,7% Interest Income 0.1 0.1 0.1 0.0 0.0 0.0 Actual return on plan assets 0.1 0.1 0.3 0.0 -0.2 0.0 1 All figures are reported on a continuing basis | 2 Fair value of plan assets including effects from asset ceiling (Q3 FY2020: € -0.0bn); difference between DBO and fair value of plan assets additionally resulted in net defined benefit assets (Q3 FY2020: €+0.0bn); Defined Benefit Obligation (DBO) including other post-employment Q3 FY2020 benefit plans (OPEB) of ~€ -0.1bn Unrestricted© Siemens Healthineers AG, 2020 l 32

Q3 FY2020 Unrestricted© Siemens Healthineers AG, 2020 l 33